                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/ Preliminary Proxy Statement           / / Confidential, for Use of the
                                              Commissioner Only (as permitted
                                              by Rule 14a-6(e)(2)

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        GENERAL AMERICAN CAPITAL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      / / $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

        (1) Title of each class of securities to which transaction applies: N/A

        (2) Aggregate number of securities to which transaction applies:  N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

        (4) Proposed maximum aggregate value of transaction:  N/A

        (5) Total fee paid:  $0

      / / Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:  N/A

        (2) Form, Schedule or Registration Statement No.:  N/A

        (3) Filing Party:  N/A

        (4) Date Filed:  N/A

                              November [---], 1996

                        GENERAL AMERICAN CAPITAL COMPANY

                           INTERNATIONAL EQUITY FUND
                              SPECIAL EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      A special meeting of the shareholders of the International Equity Fund and the Special Equity Fund of General American Capital Company ("Capital Company") will be held at the home office of General American Life Insurance Company, at 700 Market Street, St. Louis, Missouri, at 10:30 A.M. Central Daylight Time, on Monday, December 16, 1996 for the following purposes:

      1. To consider and act upon a proposal to change the investment strategy of the International Equity Fund from an actively-managed international equity fund to a passively-managed international index fund, and to have Conning Asset Management Company, the fund's current adviser, take over the fund's portfolio management from the fund's current investment sub-adviser, Provident Capital Management, Inc.

      2. To consider and act upon a proposal to change the investment strategy of the Special Equity Fund from a "small-cap" fund to a "mid-cap" fund, and to have Conning Asset Management Company, the fund's current adviser, take over the fund's portfolio management from the fund's current investment sub-adviser, Provident Capital Management, Inc.

      You are entitled to vote at the meeting and any adjournments of the meeting if you owned shares of the International Equity Fund and/or the Special Equity Fund at the close of business on October 31, 1996. If you attend the meeting, you may vote. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Your vote is very important to us, regardless of the number of shares you own. Please mark, sign, date and return the proxy card today in the enclosed postage-paid envelope. If you have any questions regarding the enclosed materials or the special meeting, please call Capital Company at 314-231-1700. We look forward to receiving your proxy card very soon.


                                           /s/ Matthew P. McCauley
                                           ---------------------------------
                                           Matthew P. McCauley
                                           Member & Secretary
                                           Board of Directors
                                           General American Capital Company

                        GENERAL AMERICAN CAPITAL COMPANY
                               700 Market Street
                              St. Louis, Missouri
                           Telephone:  (314) 231-1700

                            ------------------------

                                PROXY STATEMENT
                              November [---], 1996

                            ------------------------



      We at General American Life Insurance Company have tried to make the proxy statement you are now reading easy to understand, because it contains important information about certain changes that have been proposed for General American Capital Company, the mutual fund that you have invested in through your variable annuity or variable life insurance contract. This proxy statement is in question-and-answer format. However, if you have additional questions about any of the information contained in this proxy statement, please call us at the above telephone number or write us at the above address.

1.    WHY HAVE I BEEN SENT THIS PROXY STATEMENT?

      General American Capital Company ("Capital Company"), is an underlying investment fund for variable life insurance and variable annuity contracts offered by General American Life Insurance Company ("General American," "we," "us," or "our"), its subsidiaries, and unaffiliated insurance companies. Two of the investment funds of the Capital Company -- the International Equity Fund and the Special Equity Fund -- have experienced relatively slow growth in assets. The Board of Directors of Capital Company has decided that these two funds might grow faster under different investment strategies, and that the resulting growth (if any) would benefit shareholders.

      You have been sent this proxy statement because you have invested money through your variable annuity or variable life insurance contract in either the International Equity Fund or the Special Equity Fund, or, perhaps, both of these funds. The Board of Directors of Capital Company has recommended that the funds' investment strategies be changed, and that the investment portfolios of these two funds be managed by Conning Asset Management Company ("Conning") (formerly known as General American Investment Management Company), the funds' current investment adviser, instead of by Provident Capital Management, Inc. ("PCM"), the funds' current sub-adviser.

      These are the two proposals that shareholders are being asked to vote on:

                                       =========================================
                                                        Proposal
=======================================-----------------------------------------
International Equity Fund              Change investment strategy from
                                       actively-managed international equity
                                       fund to passively-managed international
                                       index fund.  The fund's current
                                       investment adviser, Conning Asset
                                       Management Company, would take over the
                                       fund's portfolio management from the
                                       fund's current investment sub-adviser,
                                       Provident Capital Management, Inc.
--------------------------------------------------------------------------------
Special Equity Fund                    Change investment strategy from small-
                                       cap equity fund to mid-cap equity fund.
                                       The fund's current investment adviser,
                                       Conning Asset Management Company, would
                                       take over the fund's portfolio management
                                       from the fund's current investment
                                       sub-adviser, Provident Capital
                                       Management, Inc.
================================================================================

      Please read this proxy statement carefully. Then, if you agree that the investment strategy of your fund (or funds) should be changed and that Conning should take over the fund's portfolio management, mark the box noted "For" on the enclosed proxy card corresponding to your fund. If you do not agree that the investment strategy of your fund(s) should be changed and that Conning should take over the fund's portfolio management, mark the box noted "Against." If you decide you want to abstain from voting either "For" or "Against," mark the box "Abstain." After you have marked the card (or cards), please send the card (or cards) back to us in the enclosed postage-paid envelope. The Board of Directors recommends that you vote "FOR" each proposal.

2.    WHY HAS THE BOARD OF DIRECTORS RECOMMENDED THAT THE INVESTMENT
      STRATEGY, AS WELL AS THE PORTFOLIO MANAGEMENT, OF THE INTERNATIONAL EQUITY FUND BE CHANGED?

      The current investment objective of the International Equity Fund is to obtain long-term capital appreciation by investing primarily in foreign equity securities. The fund seeks to achieve this objective by investing in companies located in countries included in the Morgan Stanley Capital International, Europe, Australia, and Far East Index (the "EAFE Index").

      The International Equity Fund is currently sub-advised by PCM.  PNC
Bank Corporation, the parent corporation of PCM, is restructuring its asset management business, and, as part of that restructuring, has organized a new offshore investment advisory firm for the purpose of managing international investments. Capital Company's Board of Directors has taken this opportunity to reevaluate the fund's investment strategy and how the fund's portfolio should be managed. Rather than continuing to operate the International
Equity Fund as an
international equity fund whose portfolio is actively managed by an outside sub-adviser, the Board of Directors is now recommending that the fund become an international equity index fund, and that Conning, a General American affiliate, manage the fund's investment portfolio. Under this new investment strategy, the fund would seek to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the EAFE Index, and Conning, which has had experience managing other investment portfolios of Capital Company that are operated as index funds, would manage the fund's investment portfolio.

      Under the proposed investment strategy, the fund would initially invest in a statistically selected sample of approximately 100 securities, holding under normal market conditions stocks in the EAFE Index and related derivative securities. If the fund's assets were to grow as expected, the number of securities held by the fund would increase. The fund could also invest up to 20% of its total assets in stock index options or futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. In addition, the fund could invest up to 10% of its total assets in index and currency exchange rate swap agreements. The fund would also reserve the right to invest in foreign currency exchange transactions using currencies, options, futures contracts, or options on futures contracts, or forward contracts for any purpose, including to protect against foreign currency exchange risks involving securities the fund owns or plans to own.

      Under the proposed investment strategy, the fund would not seek to outperform the EAFE index, but to match it. Accordingly, the fund's assets could decline in value when the prices of stocks of most international common stocks decline. In addition, there is no guarantee that the fund will be able to track the EAFE Index, due to transaction costs, changes in either the make-up of the index or the number of shares outstanding for the components of the index, the inability to purchase all of the stock represented in the EAFE Index, and the timing and amount of contributions to and redemptions from the fund by shareholders. Investments in foreign securities can be more volatile and involve additional risks than U.S. investments. There are no guarantees that the use of derivatives to hedge transactions will successfully protect investments, or lead to better fund performance. Consequently, you may experience a loss of principal by investing in the fund.

      It has been the Board of Directors' experience that shareholders find index funds attractive. Index funds generally have lower transaction costs, and since an index fund is passively managed, instead of actively managed as the International Equity Fund currently is, advisory fees can in some cases be reduced. Therefore, the Board of Directors has determined, and is now recommending that shareholders approve, changing the investment strategy of the International Equity Fund to an investment strategy of replicating to the extent possible the performance of the EAFE Index. The Board believes that fund assets may grow more rapidly under an index-based approach, similar to other index funds managed by Conning.

      The Board of Directors has also determined that the services of PCM, the fund's current sub-adviser, would no longer be required if the fund were changed to an international equity index fund. Currently, Conning serves as the investment adviser to the fund, providing investment advice and some administrative services to the fund and overseeing the performance of PCM, which manages the fund's portfolio. The Board has proposed that Conning advise the fund under its new passive investment strategy. Because of the anticipated savings from the passive investment strategy and from having the same adviser provide investment advice as well as providing administrative services to the fund, the advisory fee could be reduced from 0.70% to 0.50%. A lower advisory fee and increased growth (if any) may result in savings from achieving economies of scale (that is, fixed fund expenses being spread out over a larger asset base). At the same time, investors could continue to achieve investment diversification by investing in international securities markets.

3.    WHAT OTHER CHANGES WOULD BE MADE?

      If shareholders approve the change in the investment strategy of the International Equity Fund, the name of the fund would be changed to the "International Index Fund."

4. WHY HAS THE BOARD OF DIRECTORS RECOMMENDED THAT THE INVESTMENT STRATEGY OF THE SPECIAL EQUITY FUND BE CHANGED?

      The current investment objective of the Special Equity Fund is long-term capital appreciation through investment primarily in smaller companies and, to a lesser extent, in securities of such companies that are convertible into common stocks. The fund seeks to achieve this investment objective by investing in smaller companies having a market capitalization size of $750 million or less. The fund has experienced a relatively slow growth in assets. For the reasons discussed below, Capital Company's Board of Directors has proposed that the fund become a mid-capitalization growth fund, and that Conning, the fund's current investment adviser, manage the fund's assets. The fund's current sub-advisory agreement with PCM, which currently manages the fund's portfolio, would be terminated.

      Under the proposed investment strategy, the Special Equity Fund would invest primarily in common stocks of United States-based publicly traded companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the S&P MidCap 400 at the time of the fund's investment. Those companies whose capitalization falls outside this range after purchase by the fund would continue to be considered medium-capitalized for purposes of the fund's investment policy. The fund would attempt to outperform the S&P 500 stock index. Income would be a secondary objective. For temporary defensive purposes, the fund may invest in short-term money market instruments consisting of U.S. government securities, high quality commercial paper, and banker's acceptances. All short-term securities would have a maturity of one year or less.

      Under the new investment strategy, the Special Equity Fund would invest substantially all of its assets in common stocks selected for their growth potential. The Board contemplates that under the proposed investment objective the fund would seek to invest in stocks of mid-sized companies that have above-average growth potential but that are undervalued in the market, and therefore reasonably priced. Fundamental, or "bottom-up" analysis would be used to build a portfolio of stocks with an investment style characterized as "growth at a reasonable price." Stocks with an excessive relative premium for earnings growth would be avoided; instead, the fund would seek stocks with valuation discrepancies and, therefore, an improved risk-reward profile. The fund's investment could include "special situation" stocks, such as the stock of a company that has been affected by a particular risk factor, that is a member of an industry that is out of favor, or that is at the bottom of a economic cycle, but that may hold sustained growth potential and consistent profitability. The purchase of foreign stocks would not be permitted.

      The Board of Directors believes that investing in mid-capitalization companies would allow the Special Equity Fund to continue to benefit from the higher potential for growth that is associated with smaller companies, but would also afford the fund the advantages of the greater financial stability associated with larger business entities. In determining to propose the change in investment strategy, the Board considered certain factors about mid-sized companies, including the fact that such companies have completed their "start-up" cycle and are poised for growth with established product lines and experienced management. The Board of Directors also considered that under the proposed new investment strategy, the fund would seek to minimize turnover. The Board also considered that investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements, but that medium capitalization stocks tend to involve less risk than stocks of small capitalization companies.

5.    WHAT OTHER CHANGES WOULD BE MADE?

      If shareholders approve the change in the investment strategy of the Special Equity Fund, the name of the fund would be changed to the "Mid-Cap Equity Fund."

6. WHAT ELSE DO I NEED TO KNOW ABOUT THE PROPOSED CHANGES BEFORE I DECIDE HOW TO VOTE?

      Capital Company's Board of Directors has recommended that the fund's sub-advisory agreement with PCM be terminated and that Conning manage the portfolios of the two funds. We think it is important for you to know more about Conning and PCM and the investment advisory agreement and sub-advisory agreement, respectively, under which they serve.

CONNING ASSET MANAGEMENT COMPANY
--------------------------------

      Conning is currently the investment adviser of the International Equity Fund and the Special Equity Fund under an investment advisory agreement (the "Advisory Agreement") last approved by the Board of Directors, including a majority of the non-interested Directors, on July 24, 1996. The Advisory Agreement was last approved by the shareholders of each of these funds at a shareholders meeting held July 21, 1993. The Advisory Agreement terminates automatically in the event the there has been an assignment of the contract (which could happen, for example, if there were a change in control of the investment adviser). The agreement also terminates as to either fund upon sixty (60) days' notice given by Capital

Company's Board of Directors or by Conning, as the case may be. The agreement may also be terminated by majority vote (as that term is defined in the Investment Company Act of 1940) (the "1940 Act") of Capital Company's shares. If the Advisory Agreement is not terminated, the Advisory Agreement will continue in force with respect to either fund so long as its continuance is approved at least annually by a majority of the "non-interested" members of Capital Company's Board of Directors, and by (i) a majority vote (as defined in the 1940 Act) of the fund's shareholders, or (ii) a majority of Capital Company's Board of Directors. The discussion of the Advisory Agreement in this proxy statement is qualified by the actual Advisory Agreement, which may be found at Exhibit A.

      Conning is a wholly-owned subsidiary of Conning Corporation, which, in turn, is a wholly-owned subsidiary of General American Holding Company, which, in turn, is wholly owned by General American. Conning is located at 700 Market Street, St. Louis, Missouri 63101. Conning, a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser for all of the funds offered by Capital Company. Conning has day-to-day responsibility for making investment decisions and placing investment orders for all of Capital Company's funds. With respect to the International Equity Fund and Special Equity Fund, however, it generally adheres to the recommendations concerning the purchase, sale, and retention of common stocks that are made by PCM, the investment sub-adviser to these funds.

PROVIDENT CAPITAL MANAGEMENT, INC.
----------------------------------

      The International Equity Fund and Special Equity Fund are currently managed by PCM under an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Conning and Capital Company, a copy of which is set forth on attached Exhibit C. PCM is not affiliated with General American, but is an indirect, wholly-owned subsidiary of PNC Bank, a Pennsylvania multi-bank holding company. PCM has offices at Suite 2720, 1700 Market Street, Philadelphia, Pennsylvania 19103. Its direct parent is PNC Institutional Management Corporation ("PIMC"), which owns all of PCM's stock and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, owns PIMC.

      The Sub-Advisory Agreement, dated January 29, 1993, among Conning, Capital Company, and PCM was last approved by the Board of Directors, including a majority of the non-interested Directors, on July 24, 1996, and was last approved by the funds' shareholders at a shareholders' meeting held July 21, 1993. The Sub-Advisory Agreement terminates automatically in the event of assignment or if the Sub-Advisory Agreement is terminated, with respect to any fund, upon sixty (60) days' notice given by Capital Company's Board of Directors or by Conning, as the case may be, or PCM, or by majority vote (as defined in the 1940 Act) of a fund's shares. Otherwise, the Sub-Advisory Agreement will continue in force with respect to either fund so long as its continuance is approved at least annually by a majority of the "non-interested" members of Capital Company's Board of Directors, and by (i) a majority vote (as defined in the 1940 Act) of the fund's shareholders or (ii) a majority of Capital Company's Board of Directors. The discussion of the Sub-Advisory Agreement contained in this proxy statement is qualified by the actual Sub-Advisory Agreement itself, which may be found at Exhibit C.

      PCM makes recommendations as to which securities should be bought and which sold in pursuit of the objectives of the funds. PCM is responsible for the selection of brokers to execute securities transactions on behalf of the funds. PCM's choices of securities and the performance of chosen brokers are reviewed by Conning and, ultimately, by the Board of Capital Company. PCM also advises similar investment portfolios sponsored by the PNC family of funds.

PRESENT ADVISORY FEES
---------------------

      Conning charges the International Equity Fund and the Special Equity Fund an investment advisory fee that is accrued daily against each fund. Out of this fee, Conning pays an investment sub-advisory fee to PCM. We have set forth in the table below the fees now charged each fund, stated as an annual percentage of the average daily value of the net assets:

  --------------------------------------------------------------------------------------------------------
    INTERNATIONAL EQUITY FUND ASSETS        PERCENTAGE         PAID TO PCM    PAID TO INVESTMENT ADVISER
                                            ----------         -----------    --------------------------
  --------------------------------------------------------------------------------------------------------
    First $10 million                          .70%               .60%                   .10%
  --------------------------------------------------------------------------------------------------------
    Next $10 million                           .60%               .55%                   .05%
  --------------------------------------------------------------------------------------------------------
    Balance over $20 million                   .50%               .45%                   .05%
  ========================================================================================================
    SPECIAL EQUITY FUND ASSETS              PERCENTAGE         PAID TO PCM    PAID TO INVESTMENT ADVISER
                                            ----------         -----------    --------------------------
  --------------------------------------------------------------------------------------------------------
    First $10 million                          .55%               .45%                   .10%
  --------------------------------------------------------------------------------------------------------
    Next $10 million                           .45%               .40%                   .05%
  --------------------------------------------------------------------------------------------------------
    Balance over $20 million                   .40%               .35%                   .05%
  --------------------------------------------------------------------------------------------------------

      During the fiscal year ended December 31, 1995, Capital Company paid Conning fees for the two funds totaling $54,159, consisting of $33,616 for the International Equity Fund and $20,543 for the Special Equity Fund.

      For its services, PCM charges a fee to Conning, which is reflected in the table above. During the fiscal year ended December 31, 1995, Conning paid PCM fees totaling $31,414, consisting of $20,219 for the International Equity Fund and $11,195 for the Special Equity Fund.

PROPOSED ADVISORY FEES
----------------------

      If shareholders approve the new investment strategies for the International Equity Fund and the Special Equity Fund, and the sub-advisory agreement with PCM is terminated, Conning will manage each fund's investment portfolio. In addition, because the International Equity Fund would be passively managed, rather than actively managed, Conning has agreed to a reduction in the advisory fees it receives from that fund from 0.70% to 0.50%. We have set forth the fees that each fund would pay to Conning in the table below, stated as an annual percentage of the average daily value of the net assets:

  ------------------------------------------------------
    INTERNATIONAL EQUITY FUND ASSETS        PERCENTAGE
                                            ----------
  ------------------------------------------------------
    First $10 million                          .50%
  ------------------------------------------------------
    Next $10 million                           .40%
  ------------------------------------------------------
    Balance over $20 million                   .30%
  ------------------------------------------------------
  ------------------------------------------------------
    SPECIAL EQUITY FUND ASSETS              PERCENTAGE
                                            ----------
  ------------------------------------------------------
    First $10 million                          .55%
  ------------------------------------------------------
    Next $10 million                           .45%
  ------------------------------------------------------
    Balance over $20 million                   .40%
  ------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------

      The officers and directors of Conning are set forth below. Unless otherwise specified, the address of each officer and director of Conning is 700 Market Street, Saint Louis, Missouri.

------------------------------------------------------------------------------------------------------------------------------------
Name of Director or                                                                           Other Business
    Officer of                            Position at                                     Profession, Vocation or
   Conning Asset                         Conning Asset                                    Employment during Past
Management Company                    Management Company                                        Two Years
------------------------------------------------------------------------------------------------------------------------------------
Douglas R. Koester            Senior Vice President and Director        Senior Portfolio Manager Vice President, General American
                                                                        Life Insurance

                                    9

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Company; Treasurer and Director of Cova Corporation; Chief
                                                                        Investment Officer and Director of Cova Investment Advisory
                                                                        Corporation (IL); and Director of Conning Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Matthew P. McCauley           General Counsel                           Associate General Counsel and Vice President, General
                                                                        American Life Insurance Company.  Also, Director, Vice
                                                                        President, General Counsel, and Secretary for several other
                                                                        General American subsidiaries all at 700 Market Street, St.
                                                                        Louis, MO  63101, including Equity Intermediary Company,
                                                                        Red Oak Realty Company, and White Oak Royalty; except
                                                                        General American Holding Company, 13045 Tesson Ferry Road,
                                                                        St. Louis, MO 63128; Paragon Life Insurance Company, 100 S.
                                                                        Brentwood, St. Louis, MO  63105.  General Counsel and
                                                                        Secretary, Reinsurance Group of America, Incorporated, 660
                                                                        Mason Ridge Center Drive, St. Louis, MO  63141.  Director
                                                                        and Secretary, General American Capital Company, Cova
                                                                        Corporation; Assistant Secretary and Director, Cova
                                                                        Financial Services Life Insurance Company, Cova Financial
                                                                        Life Insurance Company, and First Cova Life Insurance
                                                                        Company.  General Counsel and Secretary, Conning
                                                                        Corporation. Director for RGA Reinsurance Company,

                                    10

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Walnut Street Advisers, Inc. and Walnut Street Securities,
                                                                        Inc., Suite 220, 1801 Park 270 Drive, St. Louis, MO  63146.
                                                                        Secretary to The Walnut Street Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Leonard M. Rubenstein         Chief Executive Officer and Director      Executive Vice President and Director, General American
                                                                        Life Insurance Company.  Also, Director of several General
                                                                        American subsidiaries, all at 700 Market Street, St. Louis,
                                                                        MO  63101; except Paragon Life and General American Holding
                                                                        Company, whose addresses are given for Mr. McCauley.
                                                                        Treasurer, General American Capital Company.  Senior Vice
                                                                        President-Investments, Treasurer, and Director, Reinsurance
                                                                        Group of America, Incorporated, whose address was
                                                                        previously listed under Mr. McCauley.  Chairman and
                                                                        Director, Cova Financial Services Life Insurance Company,
                                                                        First Cova Life Insurance Company, Cova Investment Advisory
                                                                        Corporation, and Cova Investment Allocation Corporation.
                                                                        Chief Executive Officer, Chairman, and Director for Conning
                                                                        Corporation. Director for the following:  General Life
                                                                        Insurance Company, Security Equity Life Insurance Company,
                                                                        BHIF America de

                                    11

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Vida Seguros S.A. (Chile), Manatial Seguros de Vida S.A.
                                                                        (Argentina), Red Oak Royalty Company, General Life Insurance
                                                                        Company of America, and RGA Reinsurance Company, Secretary
                                                                        and Director for RGA Sudamerica S.A.
------------------------------------------------------------------------------------------------------------------------------------
Maurice W. Slayton            President and Director                    Director of GAN National Insurance Company, and GAN North
                                                                        American Insurance Company, 120 Wall Street, New York, NY
                                                                        10005; Director of Cox Insurance Holdings Plc., 34
                                                                        Leadenhall Street, London, EC3A 1AT, England; Director of
                                                                        MedSpan, Inc., 55 Farmington Avenue, Suite 601, Hartford,
                                                                        CT 06105; President/CEO, Director of Conning & Company,
                                                                        CityPlace II, 185 Asylum Street, Hartford, CT 06103;
                                                                        Director of Tennant Risk Services, Inc., CityPlace II, 185
                                                                        Asylum Street, Hartford, CT 06103; Director of PennCorp
                                                                        Financial, 745 Fifth Avenue, Suite 500, New York, NY 10151;
                                                                        Director of Arlberg Holding Company, Inc. 520 Pike Street,
                                                                        20th Floor, Seattle, WA 98104-4004; Director of Robert Plan
                                                                        Corporation, 8 Freer Street, Lynbrook, NY 11563; Director
                                                                        and President of Conning Corporation, 700 Market Street,
                                                                        St. Louis, MO 63101.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Hansen                Executive Vice President and              Director of Western

                                    12

------------------------------------------------------------------------------------------------------------------------------------
                              Director                                  Indemnity Insurance Company, 820
                                                                        Gessner, Suite 1000, Houston, TX 77279; Director of
                                                                        Conning, Inc. and Conning Corporation, 700 Market Street,
                                                                        St. Louis, MO 63101.  Executive Vice President and Director
                                                                        of Conning & Company, 185 Asylum Street, Hartford, CT
                                                                        06103.
------------------------------------------------------------------------------------------------------------------------------------
Donald L. McDonald            Senior Vice President                     Senior Vice President of Conning & Company, 185 Asylum
                                                                        Street, Hartford, CT 06103.
------------------------------------------------------------------------------------------------------------------------------------
Michael D. McLellan           Senior Vice President and Director        President of Red Oak Realty and White Oak Realty, 700
                                                                        Market Street, St. Louis, MO 63101; and Director of Conning
                                                                        Corporation, 700 Market Street, St. Louis, MO 63101.
------------------------------------------------------------------------------------------------------------------------------------
David N. Reid                 Senior Vice President                     Senior Vice President of Conning & Company, 185 Asylum
                                                                        Street, Hartford, CT 06103.
------------------------------------------------------------------------------------------------------------------------------------
William C. Shenton            Senior Vice President                     Senior Vice President of Conning & Company, 185 Asylum
                                                                        Street, Hartford, CT 06103.
------------------------------------------------------------------------------------------------------------------------------------
Joann T. Tanaka               Senior Vice President and Director        Director of Conning Corporation, 700 Market Street, St.
                                                                        Louis, MO 63101.
------------------------------------------------------------------------------------------------------------------------------------
Fred M. Schpero               Vice President, Secretary and Chief       Secretary of Conning, Inc.; Vice President of Conning
                              Financial Officer                         Corporation; and Vice President, Secretary and Chief
                                                                        Financial Officer of Conning & Company, 185 Asylum St.,
                                                                        Hartford, CT 06103.
------------------------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------

      The officers and directors of PCM are set forth below. Unless otherwise specified, the address of each officer and Director of PCM is 1600 Market Street, 27th Floor, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
 Name of Director                                                                            Other Business
  or Officer of                  Position at                                              Profession, Vocation,
Provident Capital             Provident Capital                                           or Employment During
 Management, Inc.              Management, Inc.                                              Past Two Years
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Caldwell           Director                                  Executive Vice President, PNC BankCorp.; and PNC Bank,
                                                                        National Association.  Director, PNC Trust Company of N.Y.,
                                                                        PNC Bank, New England, National Association, PNC Equity
                                                                        Advisors Company, PFPC, Inc., PNC Institutional Management
                                                                        Corporation, and BlackRock Financial Management, Inc.
                                                                        Director, Chairman and CEO, PNC Asset Management Group,
                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Christian           Director                                  Chairman, Director, PNC Equity Advisors Company; Director,
                                                                        President, CIO, PNC Asset Management Group, Inc.; Chief
                                                                        Investment Officer, PNC Bank, National Association.
------------------------------------------------------------------------------------------------------------------------------------
Ernest E. Cecilia              Director                                 Director, CIO, President, CEO, PNC Equity Advisors
                                                                        Company; Director, Equity Research, PNC Asset Management
                                                                        Group, Inc.; Director, Equity Research, PNC Bank, National
                                                                        Association.

                                    14

------------------------------------------------------------------------------------------------------------------------------------
Young D. Chin                 Chairman, President, & CEO & Director     Managing Director, & Chief Equity Officer, PNC Asset
                                                                        Management Group, Inc.; Director & Chairman, PNC Equity
                                                                        Advisors Company; Senior Vice President, PNC Bank, National
                                                                        Association; Vice President, PNC Bank Corp.; Director,
                                                                        Castle International Asset Management, Limited.
------------------------------------------------------------------------------------------------------------------------------------

      If the proposals described in this proxy statement are approved by shareholders, the Advisory Agreement will be amended to reflect the reduction in the International Equity Fund's investment advisory fee, to restate the Special Equity Fund's advisory fee, and to change each fund's name. The Board approved the proposed amendment, attached hereto as Exhibit B, at a Board meeting held on October 23, 1996. The proposed amendment as it relates to each fund will take effect for such fund, if the proposed amendment is approved by vote of a majority of outstanding voting securities of such fund, on January 1, 1997.

7. WHAT FACTORS DID THE BOARD OF DIRECTORS CONSIDER IN DETERMINING TO RECOMMEND TO SHAREHOLDERS THAT THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BE APPROVED?

      In determining to recommend the proposed changes described in this proxy statement, the Board considered: the relatively slow growth in assets of the International Equity Fund and the Special Equity Fund; shareholder preference for index funds; the reorganization and movement of PCM offshore; the proposed reduction in investment advisory fees for the International Equity Fund; Conning's expertise in managing index and mid-sized funds; the financial strength and asset size of Conning; and Conning's past experience as adviser to Capital Company and its supervision in connection with sub-advisory services provided to the funds. In this regard, representatives of Conning met with the Board at the October 23, 1996 meeting, at which time such representatives described the resources available to Conning to secure for each fund investment research and investment advice.

      Based upon its review, the Board of Directors concluded that the proposed changes in investment strategies of each fund, and the provision of portfolio management services by Conning instead of PCM, would be in the best interests of each fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information that the Directors deemed relevant, the Directors, including the disinterested Directors, unanimously approved the proposed changes and voted to recommend their approval to the shareholders of the funds.

      In the event that shareholders of the International Equity Fund do not approve the proposed changes with respect to such fund, PCM would continue to serve as sub-adviser for the fund and the change in investment strategy would not be made. Likewise, if shareholders of the Special Equity Fund do not approve the proposed changes with respect to such fund, PCM would continue to serve as sub-adviser for the Special Equity Fund and the change in investment strategy would not be made. However, PCM has indicated that it would terminate the sub-advisory agreement if Capital Company does not terminate the agreement, and, therefore, even if shareholders of a fund do not approve the proposed changes, PCM would continue to serve only until it terminated the sub-advisory agreement.

      Under the current advisory agreement, Conning furnishes to Capital Company and its Board of Directors such statistical information and reports as Conning may deem appropriate or as may be requested by Capital Company. Conning is also responsible for seeing to it that purchases and sales of fund investments are made in a manner consistent with the current investment objectives and policies of each fund. PCM is responsible for the execution of securities transactions for the International Equity Fund and the Special Equity Fund.

      General American acts as the transfer and dividend-disbursing agent for Capital Company and performs a number of administrative functions for Capital Company, such as recording the issuance and redemption of shares of Capital Company. General American values the liabilities of each fund; computes the daily income and net asset value of each fund; recommends independent auditors and custodians, and coordinates and supervises their activities; and maintains records not otherwise maintained. General American also prepares and files tax returns and reports and filings which pertain to federal and state securities laws; and schedules and plans the agenda for meetings of Capital Company's directors and shareholders. General American pays directors who are not interested persons of the Company, including any travel expenses they may have; costs of printing and distributing communications to current shareholders of Capital Company; insurance premiums; and charges and expenses of the custodian, accountants, and counsel. General American charges Capital Company a fee for these services and expenses, at an annual rate based on the average daily value of the net assets in each fund, as follows: International Equity Fund--.30%; Special Equity Fund--.10%.

      Capital Company also pays directly the following expenses: brokerage commissions and transfer taxes; other state, federal, and local taxes and filing fees; fees and expenses for qualification of Capital Company and its shares under federal and state securities laws subsequent to the effective date of its prospectus; interest and other borrowing costs; extraordinary or non-recurring expenses such as those for litigation; and other expenses not expressly assumed by General American or Conning. Such expenses are calculated daily and charged to Capital Company monthly. They are reflected in the value of the Capital Company's assets.

      Conning currently manages the assets of all of the General American separate accounts (except Separate Accounts Two and Eleven, which are unit investment trusts). As of December 1995, there were 20 separate accounts under management. Conning also has clients that are not affiliated with General American. All of the individuals who work for Conning are General American employees who keep time records which are used by General American's cost accounting staff to establish a cost basis for Conning's work.

8.    WHEN WILL THE MEETING BE HELD?

      The special meeting of shareholders of each fund is scheduled to be held on Monday, December 16, 1996 beginning at 10:30 a.m. (Central time) at 700 Market Street, St. Louis, Missouri. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Special Meeting.

      Shareholders of record at the close of business on October 31, 1996 (the "Record Date") are entitled to notice of and to vote at the special meeting or any adjournment(s) thereof. As of the Record Date, there were [----] outstanding shares of the International Equity Fund, and [----] outstanding shares of the Special Equity Fund. This proxy is being mailed to shareholders on or about November [----], 1996. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

      Capital Company is sending this proxy solicitation to variable life and variable annuity contract holders who own units in the separate accounts which invest in a fund. The number of votes which may be cast under a contract will be determined by the dollar value of the shares credited to the shareholder. Thus, voting rights equitably reflect differences in share values for different categories of contracts or for different funds, and all shares are in the same class for voting on Capital Company business.

      A majority of shares of stock outstanding on the Record Date, represented in person or by proxy, of a fund must be present to transact the business related to such fund at the special meeting. In the event that a quorum is present at the special meeting but sufficient votes to approve the proposals set forth below are not received, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Maryland law and Capital Company's bylaws require the presence of a quorum for this special meeting, defined as the presence in person or by proxy of shoulders entitled to cast a majority of all the votes entitled to be cast at the meeting. Shares relating to proxy cards that are executed and returned, as well as shares for which proxies are not received and shares held exclusively by General American, will be counted for purposes of determining whether a quorum is present.

      General American, through certain of its separate accounts, owns all of the shares of the International Equity Fund and the Special Equity Fund and has undertaken to vote the shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance and variable annuity contracts who have put money into one or more of the separate accounts that invest in the these funds. General American will vote the shares of a fund for which no timely instructions are received, and any shares owned exclusively by General

American, in proportion to the voting instructions that are received with respect to all contracts participating in a fund. Proxy cards that are properly executed and returned but that have no voting specification will be voted "For" the related proposal.

SUBSTANTIAL INTERESTS
---------------------

      To the knowledge of Capital Company, no person has the right to instruct General American with respect to 5% or more of the shares of either fund. However, the proportionate voting policy will result in certain contract holders' instructions affecting the vote of 5% or more of total outstanding shares. These particular contract holders and the percentage of votes which their instruction may affect will depend upon which contract holders provide instructions and which contract holders do not. General American will vote in accordance with the directions as indicated on your enclosed voting instruction form provided it is received properly executed.


FUND TRANSACTIONS AND BROKERAGE
-------------------------------

      Purchases and sales of securities on a securities exchange are effected by brokers, and Capital Company will pay a brokerage commission for this service. In the over-the-counter market, securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments are purchased directly from an issuer, in which case no commissions or discounts are paid.

      During the fiscal year ended December 31, 1995, Capital Company paid a total of $2,200,477 in commissions, none of it to brokers or dealers affiliated with General American, Conning, or PCM. Allocation of brokerage business was not based on research services provided, although such services were received.

      Under the Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Conning may cause a fund to pay a broker-dealer that provides brokerage and research services to Conning a commission for effecting a securities transaction larger than the commission other broker-dealers would have charged for the same transaction. Conning will do so when it has determined in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer, viewed either in terms of a particular transaction or of Conning's overall responsibilities to Capital Company and to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of funds; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Research provided by brokers may be used for the benefit of all of Conning's clients and not solely or necessarily for the benefit of Capital Company. Conning's personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by Conning as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances, there may be securities that are suitable for a fund's portfolio as well as for that of another fund, for General American's general account, or for other accounts served by Conning. Investment decisions for a fund and for Conning's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought or sold for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. Capital Company believes that, over time, its ability to participate in larger transactions will produce better executions for the funds.

      The investment advisory fee that Capital Company pays to Conning will not be reduced as a consequence of Conning's receipt of brokerage and research services. To the extent Capital Company's portfolio transactions are used to obtain such services, the brokerage commissions paid by Capital Company will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to Conning in advising both Capital Company and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Conning in carrying out its obligations to Capital Company.


SHAREHOLDER PROPOSALS

      Any shareholder wishing to recommend a proposal at the annual meeting to be held in 1997 (if any) and to have such proposal included in the proxy material distributed in 1997 should notify Capital Company in writing at 700 Market Street, St. Louis, Missouri 63101 at least 90 days before May 1, 1997.

      CAPITAL COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT UPON REQUEST. TO REQUEST AN ANNUAL REPORT AND A SEMI-ANNUAL REPORT, PLEASE CALL GENERAL AMERICAN AT 1-800-638-9294 OR 1-800-499-6447.

                                   EXHIBIT A
                                   ---------

                               ADVISORY AGREEMENT
                               ------------------

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

      INVESTMENT ADVISORY AGREEMENT made as of the twenty-first day of July, 1993, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and GENERAL AMERICAN INVESTMENT MANAGEMENT COMPANY ("Adviser"), a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                                   ARTICLE I

                               Advisory Services
                               -----------------

      The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985.
The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company
("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

      A.    Duties of Adviser.  In carrying out its obligations to manage the
            -----------------
investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

            (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund of the Company as set forth in the prospectus for the Company, as amended from time to time;

            (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund of the Company for approval, modification, or rejection by the Board;

            (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Company, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

            (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Company; and

            (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

      B.    Employment of Sub-Adviser(s).  The Adviser shall have the
            ----------------------------
authority to employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

      C.    Limitations on Advisory Services.  The Adviser shall perform the
            --------------------------------
services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

      The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

                                   ARTICLE II

                          Compensation of the Adviser
                          ---------------------------

      A.    Investment Advisory Fee.  As compensation for its services to the
            -----------------------
Company, the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

            Equity Index Fund                     .25 Percent
            Money Market Fund                     .125 Percent
            Bond Index Fund                       .25 Percent
            Asset Allocation Fund                 .50 Percent

            Managed Equity Fund Assets
            --------------------------

            First $10 million                     .50%
            Next $20 million                      .35%
            Balance over $30 million              .30%

            International Equity Fund Assets
            --------------------------------

            First $10 million                     .70%
            Next $20 million                      .60%
            Balance over $30 million              .50%

            Special Equity Fund Assets
            --------------------------

            First $10 million                     .55%
            Next $20 million                      .45%
            Balance over $30 million              .40%

      B.    Allocation of Expenses.  The Adviser shall be responsible for
            ----------------------
payment of all expenses it may incur in performing the services set forth in
Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

            The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

                                  ARTICLE III

                        Fund Transactions and Brokerage
                        -------------------------------

      The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

      The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

      Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                                   ARTICLE IV

                           Activities of the Adviser
                           -------------------------

      The services of the Adviser to the Company under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

      It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

      Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

      It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

                                   ARTICLE V

                         Effectiveness of the Agreement
                         ------------------------------

      This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                                   ARTICLE VI

                             Term of the Agreement
                             ---------------------

      As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

      As to each Fund of the Company, this Agreement:

      (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

      (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

      (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

      (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VII

                                 Recordkeeping
                                 -------------

      The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five (5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or as required by regulatory authorities having jurisdiction.

                                  ARTICLE VIII

                            Liability of the Adviser
                            ------------------------

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                                   ARTICLE IX

                                 Governing Law
                                 -------------

      While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

      IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                                   GENERAL AMERICAN CAPITAL COMPANY

/s/ Matthew P. McCauley                   By:  /s/ Richard A. Liddy
----------------------------------           ----------------------------------
Matthew P. McCauley, Secretary                  Richard A. Liddy, President


                                          GENERAL AMERICAN INVESTMENT
Attest:                                   MANAGEMENT COMPANY

/s/ Joyce W. Hillebrand                   By:  /s/ Leonard M. Rubenstein
----------------------------------           ----------------------------------
Joyce W. Hillebrand, Assistant                  Leonard M. Rubenstein, President
  Secretary

                                   EXHIBIT B
                                   ---------

                 FORM OF AMENDMENT NO. 1 TO ADVISORY AGREEMENT
                 ---------------------------------------------

                                AMENDMENT NO. 1
                                ---------------
                                     to the
                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

      Amendment No. 1 made as of the ----------- day of -----------, 1996, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY ("Adviser"), formerly known as General American Investment Management Company, a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, amends the Investment Advisory Agreement, dated as of the twenty-first day of July, 1993, by and between the Company and the Adviser, as follows:

      (i) ARTICLE II is hereby amended to change the name of the Equity Index Fund to the S&P 500 Index Fund, the International Equity
      Fund to the International Index Fund, and the Special Equity
      Fund to the Mid-Cap Equity Fund; and

      (ii) ARTICLE II is hereby amended to change the investment advisory fee rates for the International Index Fund and the Mid-Cap Equity Fund to read as follows:

            International Index Fund Assets
            -------------------------------

            First $10 million                     .50%
            Next $10 million                      .40%
            Balance over $20 million              .30%

            Mid-Cap Equity Fund Assets
            --------------------------

            First $10 million                     .55%
            Next $10 million                      .45%
            Balance over $20 million              .40%

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                                   GENERAL AMERICAN CAPITAL COMPANY

                                          By:
----------------------------------           ----------------------------------
Matthew P. McCauley, Secretary                  Richard A. Liddy, President


                                          CONNING ASSET MANAGEMENT
Attest:                                   COMPANY

                                          By:
----------------------------------           ----------------------------------
Joyce W. Hillebrand, Assistant                  Leonard M. Rubenstein, Chief
  Secretary                                           Executive Officer

                                   EXHIBIT C
                                   ---------

                             SUB-ADVISORY AGREEMENT
                             ----------------------

                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------

      INVESTMENT SUB-ADVISORY AGREEMENT, made as of the 29th day of January, 1993, by, between and among GENERAL AMERICAN CAPITAL COMPANY (the "Company"), a Maryland corporation, GENERAL AMERICAN INVESTMENT MANAGEMENT COMPANY, a Missouri corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser"), and PROVIDENT CAPITAL MANAGEMENT INC., a Pennsylvania corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

      WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end diversified management investment company;

      WHEREAS, the Adviser is the investment adviser to the Company; and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with investment advice and services with respect to two new investment funds
- the Special Equity Fund and the International Equity Fund (the "Funds" or, separately, a "Fund"), to supplement the Adviser's investment advisory and management activities on behalf of the Company, and the Sub-Adviser desires to furnish such services to the Adviser;

      NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

                                   ARTICLE I
                    Appointment and Services of Sub-Adviser
                    ---------------------------------------

      A.    Appointment of Sub-Adviser
            --------------------------

            In accordance with and subject to the Investment Advisory Agreement between the Company and the Adviser ("Advisory Agreement"), the Adviser hereby appoints the Sub-Adviser as sub-adviser with respect to the Funds subject to the supervision of the Adviser and the Board of Directors of the Company ("Board"), for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

      B.    Investment Advisory Services
            ----------------------------

            In carrying out its obligations to provide investment advisory assistance and management advice with respect to the Funds, the Sub-Adviser shall:

            (1) obtain and provide investment research as to the investments of each of the Funds;

            (2) obtain and arrange for the evaluation of pertinent information about significant economic developments affecting Fund securities with the help of statistical and financial data, and furnish the Adviser or the Company with whatever statistical information with respect to the securities a Fund may hold or contemplate purchasing, as the Adviser or the Company may reasonably request;

            (3) recommend industries and companies to be represented in the Funds, and recommend nations for investment by the International Equity Fund, and regularly report such recommendations to the Adviser;

            (4) recommend and implement programs for the purchase and sale of the securities included or to be included in the Funds and regularly report on such programs to the Adviser; such reports shall include notice of all particulars by 4:00 p.m. Philadelphia time on the day any security is bought or sold so that the Adviser can give timely notice to the custodians of the Company's securities and to individuals at General American Life Insurance Company responsible for calculating Fund valuations each day.

            (5) maintain books and records with respect to each Fund's portfolio transactions; and make such books and records available to Adviser for inspection at such reasonable times and places as Adviser shall require; and

            (6) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

      C.    General Standards
            -----------------

            The Sub-Adviser shall have complete discretion concerning the selection of securities, composition of the Funds, and selection of brokers, subject to its obligations under this Agreement, and the supervision and review of the Adviser and the Board. The Sub-Adviser shall exercise its discretion in a manner consistent with (l) the investment objectives, policies, and restrictions of each Fund as stated in the Company's Registration Statement, as amended from time to time, on file with the Securities and Exchange Commission; (2) the Company's Articles of Incorporation and By-Laws, as amended from time to time; (3) the provisions of the l940 Act, as amended, including the regulations thereunder, as interpreted by the staff of the Securities and Exchange Commission; and (4) the applicable requirements of the Internal Revenue Code of 1986, as amended.

            The Sub-Adviser shall use the same skill and care in formulating and executing its recommendations for the Funds as it uses in connection with other accounts for which it has full discretionary investment responsibility. The Adviser has furnished or will furnish the Sub-Adviser with copies of the Company's Registration Statement, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto. The Sub-Adviser will be entitled to rely on all such documents furnished by the Adviser.

                                   ARTICLE II
                           Compensation and Expenses
                           -------------------------

      A.    Compensation
            ------------

            For the services provided under this Agreement the Adviser will pay the Sub-Adviser, as full compensation, a fee at an annual rate equal to a percentage of the average daily value of the net assets attributable to each Fund. The fee will be calculated as follows:

                               International Equity Fund    Special Equity Fund
                                       Annual Fee               Annual Fee
                                       ----------               ----------
      Assets                           Percentage               Percentage
      ------                           ----------               ----------
      First $l0 million                   .60%                     .45%
      Next $l0 million                    .55%                     .40%
      Balance over $20 million            .45%                     .35%

            The Sub-Adviser's fee will be computed as of 4:00 p.m. New York time on the last day of each month that both the Adviser and the New York Stock Exchange are open for business. The fee will be payable monthly in arrears and will not be an obligation of the Fund or the Company, being instead paid by the Adviser from its own fee or other assets.

      B.    Expenses.
            --------

            During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

                                  ARTICLE III
                         Activities of the Sub-Adviser
                         -----------------------------

      The Sub-Adviser's obligation to make and implement recommendations shall be continuous. The Adviser shall retain not only the responsibility for evaluating the Sub-Adviser's recommendations, but also responsibility for evaluating Sub-Adviser's selection of brokers and the level of brokerage fees and such periodic and special reports as the Board may require. Sub-Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or Adviser, or as required by regulatory authorities having jurisdiction.

      The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts including other investment companies, and the Adviser has no objection to the Sub-Adviser's so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement.

      The Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that the Sub-Adviser duly performs all obligations under this Agreement.


                                   ARTICLE IV
                          Liability of the Sub-Adviser
                          ----------------------------

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-Adviser
(or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Adviser or the Company or to any shareholder or to any owner of a policy issued by the shareholder for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or any shareholder or policy owner or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the l940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article IV shall not apply to services other than those relating solely to the provision of investment advice rendered by the Sub-Adviser pursuant to this Agreement.

                                   ARTICLE V
                             Term of the Agreement
                             ---------------------

      A.    Effectiveness
            -------------

            This Investment Sub-Advisory Agreement shall not become effective unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and this Agreement shall come into full force and effect on the date on which it is so approved. Implementation of any changes may be delayed, in Company's discretion, until the start of the next month after a change is approved by the shareholders.

      B.    Term
            ----

            This Agreement shall continue in effect from year to year so long as its continuance is approved annually (l) by the vote of the majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund in question, and (2) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            This Agreement:

            (1) shall be subject to termination, without the payment of any penalty, by a majority of the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund in question, on sixty days' written notice to the Sub-Adviser;

            (2) shall be subject to termination by the Sub-Adviser on sixty days' written notice to both the Adviser and the Company; and

            (3) shall automatically terminate upon assignment by either party or upon termination of the Investment Advisory Agreement between the Company and the Adviser.

      C.    Amendment
            ---------

            No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            No amendment of this Agreement shall be effective until approved by (1) vote of the holders of a majority of the outstanding voting securities of the affected Fund; and (2) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE VI
                                 Miscellaneous
                                 -------------

            This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Missouri. If any provision of this Agreement shall be held or made invalid by a court decision, statute, regulation or otherwise, the remainder of this Agreement shall not be affected thereby.

            Notices of any kind to be given to the Sub-Adviser by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at l700 Market Street, Suite 2720, Philadelphia, Pennsylvania 19103-3898, Attention: Thomas S. Stewart, or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser. Notices of any kind to be given to the Adviser by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 700 Market Street, St. Louis, Missouri 63101, Attention: President.

            This Investment Sub-Advisory Agreement is subject to the provisions of the l940 Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. The term "majority of the outstanding voting securities" means the lesser of (l) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(2)  more than 50% of the outstanding shares.

            The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

            IN WITNESS WHEREOF, the parties have caused this Investment Sub-Advisory Agreement to be signed by their respective officials duly authorized, on the day and year first above written.

Attest:                                   GENERAL AMERICAN CAPITAL COMPANY

/s/ Matthew P. McCauley                   By:  /s/ Richard A. Liddy
----------------------------------           ----------------------------------
Matthew P. McCauley, Secretary                  Richard A. Liddy, President

Attest:                                   GENERAL AMERICAN INVESTMENT
                                          MANAGEMENT COMPANY

/s/ Joyce W. Hillebrand                   By:  /s/ Leonard M. Rubenstein
----------------------------------           ----------------------------------
Joyce W. Hillebrand, Assistant                  Leonard M. Rubenstein, President
  Secretary

Attest:                                   PROVIDENT CAPITAL MANAGEMENT INC.

/s/ J. William Erb                        By:  /s/ Robert B. Trempe
----------------------------------           ----------------------------------
J. William Erb                                  Robert B. Trempe

                       November [___], 1996


Dear Policyholder Owner:

Because you have invested money through your variable life insurance policy in General American Capital Company's International Equity Fund, Special Equity Fund, or both funds (referred to below as the "funds"), you are entitled to instruct us how to vote the shares of the funds that support your policy at a Special Meeting of Shareholders to be held on 16 December 1996. To assist you in giving those instructions, we have enclosed the following:

     (1)  A Notice of the Special Meeting;

     (2)  A Proxy Statement; and

     (3)  A Voting Instruction Form.

The Special Meeting is being held for the following purposes:

     1. To consider and act upon a proposal to change the International Equity Fund from an actively-managed international equity fund to a passively-managed international index fund, and to have Conning Asset Management Company, the fund's current adviser, take over the fund's portfolio management from the fund's current investment sub-adviser, Provident Capital Management, Inc.

     2. To consider and act upon a proposal to change the Special Equity Fund from a "small-cap" equity fund to a "mid-cap" equity fund, and to have Conning Asset Management Company, the fund's current adviser, take over the fund's portfolio management from the fund's current investment sub-adviser, Provident Capital Management, Inc.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details about the Special Meeting.

To be given effect at the Special Meeting, a properly executed
Voting Instruction Form must be received by us at [___________], St. Louis, Missouri no later than December [___], 1996.

We shall vote shares of the funds in accordance with voting instructions received on a timely basis. We shall vote the shares of a fund for which no timely instructions are received, and any shares that General American Life Insurance Company owns on its own behalf, in the same proportion as dictated by the voting instructions that are received. Voting Instruction Forms that are properly executed and returned but that have no voting specification will be voted "For" the related proposal.

Please complete the enclosed Voting Instruction Form and promptly return it in the enclosed postage paid envelope. Your instructions and participation are very important and we would appreciate your return of the form as soon as possible.

Thank you for your cooperation.

Very truly yours,



________________________________
Matthew P. McCauley
Member & Secretary
Board of Directors
General American Capital Company

P.S.  YOU WILL RECEIVE A SEPARATE VOTING INSTRUCTION FORM FOR
EACH OF THE TWO FUNDS INTO WHICH YOU HAVE DIRECTED PREMIUM
DOLLARS. IT IS IMPORTANT YOU RETURN A SIGNED VOTING INSTRUCTION
FORM FOR EACH FUND.

  General American Capital Company       Voting Instructions Solicited on Behalf of the Board of Directors
        ("Capital Company")                        for a Special Meeting of Shareholders of the
     International Equity Fund                            General American Capital Company
                                                                 December 16, 1996

           Please fold and detach form at perforation before mailing.

INTERNATIONAL EQUITY FUND

      I hereby instruct General American Life Insurance Company ("General American") to vote the shares of the International Equity Fund (the "Fund") as to which I am entitled to give instructions, as shown below, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:30 a.m. on December 16, 1996, Central Time and any adjournments thereof at 700 Market Street, St. Louis, Missouri 63101 as indicated on the reverse side.

      I hereby revoke any and all voting instructions with respect to such share previously given by me. I acknowledge receipt of the Proxy Statement dated November [-----], 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

      This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of Capital Company in writing, or by voting in person at the Meeting.

                                        PLEASE SIGN, DATE AND RETURN
                                            THIS FORM PROMPTLY.


                             Date: ---------------------------------------------

                             Signature should be exactly as name appears on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be follow by his full title.
                             ---------------------------------------------------


                             ---------------------------------------------------

                             Contract Holder Signature

               PLEASE SIGN AND DATE THIS FORM ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



           Please fold and detach form at perforation before mailing



THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS. PLEASE USE BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.


                                                   FOR    AGAINST    ABSTAIN
To change the investment strategy of the
International Equity Fund from an                  / /      / /        / /
actively-managed international equity
fund to a passively-managed international index fund, and to have Conning Asset
Management Company, the fund's current
adviser, take over the fund's portfolio
management from the fund's current
investment sub-adviser, Provident Capital
Management, Inc.





          PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

  General American Capital Company       Voting Instructions Solicited on Behalf of the Board of Directors
        ("Capital Company")                        for a Special Meeting of Shareholders of the
        Special Equity Fund                               General American Capital Company
                                                                 December 16, 1996

           Please fold and detach form at perforation before mailing.

SPECIAL EQUITY FUND

      I hereby instruct General American Life Insurance Company ("General American") to vote the shares of the Special Equity Fund (the "Fund") as to which I am entitled to give instructions, as shown below, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:30 a.m. on December 16, 1996, Central Time and any adjournments thereof at 700 Market Street, St. Louis, Missouri 63101 as indicated on the reverse side.

      I hereby revoke any and all voting instructions with respect to such share previously given by me. I acknowledge receipt of the Proxy Statement dated November [-----], 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

      This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of Capital Company in writing, or by voting in person at the Meeting.

                                      PLEASE SIGN, DATE AND RETURN
                                          THIS FORM PROMPTLY.


                         Date: -------------------------------------------------

                         Signature should be exactly as name appears on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be follow by his full title.
                         -------------------------------------------------------


                         -------------------------------------------------------

                         Contract Holder Signature

               PLEASE SIGN AND DATE THIS FORM ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



           Please fold and detach form at perforation before mailing



THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR ALL PROPOSALS.
                                                     ---
PLEASE USE BLUE OR BLACK INK OR DARK PENCIL.  DO NOT USE RED INK.


                                                FOR    AGAINST    ABSTAIN
To change the investment strategy of
the Special Equity Fund from a                  / /      / /        / /
"small-cap" fund to a "mid-cap" fund
and to have Conning Asset Management
Company, the fund's current adviser,
take over the fund's portfolio
management from the fund's current
investment sub-adviser, Provident
Capital Management, Inc.








          PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.